Exhibit 99

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of FNB Corp., a North Carolina corporation (the “Corporation”), does hereby certify that:

The Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the “Form 10-K”) of the Corporation fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all materials respects, the financial condition and results of operations of the Corporation.

Date: March 25, 2003	/s/ MICHAEL C. MILLER
Michael C. Miller Chief Executive Officer

Date: March 25, 2003	/s/ JERRY A. LITTLE
Jerry A. Little Chief Financial Officer

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-K or as a separate disclosure document.